GLOBAL X FUNDS
(the “Trust”)

Global X Iconic U.S. Brands ETF

SUPPLEMENT DATED FEBRUARY 13, 2018
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 2, 2017 AND THE SUMMARY PROSPECTUS DATED OCTOBER 18, 2017 FOR THE ABOVE SERIES OF THE TRUST, AS SUPPLEMENTED FROM TIME TO TIME

On February 12, 2018, Global X Management Company, LLC (“Global X Management”), the investment adviser to the Trust, entered into an agreement and plan of merger pursuant to which an indirect wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”) would be merged with and into Global X Management (the "Transaction"). As a result of the merger, upon completion of the Transaction, Global X Management will become an indirect wholly-owned subsidiary of Mirae. The Transaction is not expected to result in any change in the management, investment objectives, or policies of any of the series of the Global X Funds (together, the “Funds”).

Global X Management is the investment manager to each of the Funds.  The closing of the Transaction will result in the automatic termination of each Fund’s investment management agreement with Global X Management.   It is anticipated that the Board of Trustees of the Trust (the “Board”) will consider a new investment management agreement with Global X Management for each of the Funds (collectively, the “New Agreements”).  If approved by the Board, the New Agreements will be presented to the Funds’ shareholders for approval.  Subject to requisite approval by the shareholders of the Funds, the New Agreements would take effect upon termination of the Funds’ current investment management agreements when the Transaction closes.

The Transaction is expected to close in the third quarter of 2018 pending receipt of certain regulatory approvals and subject to the satisfaction of other customary closing conditions.  There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

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